Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of our report dated April 19, 2012 relating to the financial statements of Empire Fidelity Investments Variable Annuity Account A, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 19, 2012, relating to the financial statements of Empire Fidelity Investments Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2012